Exhibit 99.2

1 Bank of America Merrill Lynch Smid Cap Conference June 9, 2010 June 9, 2010 June 9, 2010 June 9, 2010

2 FORWARD-LOOKING INFORMATION During the course of our remarks today, you will hear us make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company.These forward looking statements about future results are subject to risks and uncertainties.Refer to our periodic reports on file with the SEC and the slides at the end of this presentation regarding forward- looking statements for further detail in this regard.

3 Who We Are Eighteen year-old community focused banking organization with approximately $12.8 billion in assets.Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets.9 charters started since 1991 and 7 bank acquisitions since the 4th qtr 2003. (One of the acquisitions was an in-market transaction and it was merged recently with an existing Bank charter.)83 existing banking locationsVast majority of customers don't even know Wintrust exists-by design...but changing.

Who We Are - Company Overview

Community Banking

- **Fifteen community banks**
  - Chicago and Milwaukee metropolitan markets
  - 83 locations
- **Full product suite – home equity, home mortgage, consumer, real estate and commercial loans, safe deposit facilities, ATMs, & internet banking**
- **Wintrust Mortgage Corporation**
  - National mortgage production capabilities
  - Recently acquired assets of Professional Mortgage Partners

Specialty Finance

- **Two finance companies – premium finance and account receivables**
  - Loan production to optimize banks' balance sheets
  - **First Insurance Funding**
    - P&C
    - Life Insurance
  - **Tricom- Temporary help industry processing and financing**
- **Other niches (including airplanes, housing associations, franchise lending, mortgage warehouse lending – to name a few)**

Wealth Management

- **Wayne Hummer acquired in 2002, and 2 subsequent acquisitions**
- **$9 bn in AUM**
  - Brokerage, asset management and trust capabilities

4

Who We Are - Core Strategy

Good Markets

- Chicago and Milwaukee metropolitan markets
- Historically focused on high net worth areas
  - Flexibility to profitably penetrate broader market

Community Focused

- Positioned as local alternatives to the "Big Banks"
- We know our communities extremely well
- Personalized service, creative marketing and employee involvement

Market Share Growth

- Have taken advantage of big-bank consolidation and market dislocation to grow quickly
- Vigorously defend and grow market share regardless of any competition

Consistent strategy for eighteen plus years

5

Wintrust LocationsBankingWealth ManagementMortgage

Operating Strategy

Assets

- Loan-to-deposit ratio 85% - 90%
- Generate ~ two-thirds of loan volume from banks
- Remaining loan volume from niche businesses
  - First Insurance Funding
  - Tricom
  - Other (including airplanes, housing associations, franchise lending, mortgage warehouse lending -- to name a few)
- Consistent, conservative credit standards
- Manage risk through portfolio diversification and decentralized structure
- Minimal "nuisance fees", if at all
- Same or better products and delivery - differentiate with service
- Technology as the great equalizer

Funding

- Strong, diversified funding base
- Recent markets have proven the value of that approach
- Franchise is built on deposit funding
  - 91% of total funding
- Substantially all deposits are customer generated
  - 9% traditional brokered deposits
- Goal is to be top two in both deposit market share and household penetration in each banks' local market area

7

8 Deposit Market Share-Chicago MSA As of June 30, 2009 and 2008 At June 30, 2009 At June 30, 2008 In-market Deposit In-market Deposit Deposit Market Deposit Market Bank Holding Company Dollars Share % Dollars Share %JP Morgan Chase & Co. ** $ 45.0 BB 15.8% $40.6 BB 14.9%Bank of America ** $ 33.2 BB 11.7% $36.1 BB 13.3%Bank of Montreal ** $ 24.4 BB 8.6% $26.3 BB 9.6%Northern Trust Corporation $ 13.3 BB 4.7% $12.2 BB 4.5%PNC Financial Services Group** $ 11.3 BB 4.0% $11.8 BB 4.3%Citigroup, Inc. ** $ 9.9 BB 3.5% $ 7.7 BB 2.8%Wintrust Financial Corp. $ 8.7 BB 3.1% $ 7.3 BB 2.7%Fifth Third Bancorp ** $ 8.6 BB 3.0% $ 8.4 BB 3.1%Source: FDIC Website - Summary of Deposits as of June 30, 2009 and 2008Market share data is for the Chicago Metropolitan Statistical Area** - Corporate Headquarters is out-of-state A Leading Chicago bank

Growth Strategy - Expansion

- Penetrate new markets with community banking model
  - Within 1½ hours of Wintrust headquarters
  - Acquired entities with existing management that wish to continue to grow
- Acquisitions in specialty finance and wealth management
  - Must complement existing franchise, be a strategic new business line, or add/improve customer products and services
- Evaluating FDIC-assisted and unassisted deals
  - Completed two FDIC-assisted transactions on April 23
  - One in Chicago, IL and one Naperville, IL
- Focus on earnings accretion and improving franchise value

9

Consistent Strategy – Changing Tactics

CREDIT CYCLE

Healthy	Storm Clouds Gather	The Perfect Storm	Stabilization	Restrained Recovery
(1991-2005)	(2006-07)	(2008)	(2009)	(2010)

WINTRUST TACTICS

Organic & Acquisition Growth

- 7 bank acquisitions since 2003
- 9 de novo charters since 1991

Warning signs 1Q'06

- Disadvantageous yield curve
- Loosened credit standards
- Credit spreads moved to unacceptable levels
- See compound growth rates through 2005 on Slide No. 11

"Rope - A – Dope"

- Slowed growth
- Maintained extremely conservative underwriting
- Reduced relative cost of funds
- Controlled expenses

Capital & TARP-CPP

- Focused on minimizing dilution to shareholders
- Q3'08 – raised $50 mm of convertible preferred
- Dec. '08 - $250 mm TARP-CPP

"Off the Ropes"

- Life insurance premium finance acquisition
- PMP acquisition (in late Dec '08)
- Over 50 new lenders hired since Jan '09
- Loans ↑ $1.5 bn since 12/31/08 (includes $695 mm loan securitization)
- Deposits ↑ $1.5 bn since 12/31/08

Organic & Acquisition Growth

- Continue cautious offense
- Raised common equity
- 2 FDIC-assisted transactions

10

11 Growth During Previous Healthy Credit Environment Compound Annual Growth Rates in 2005 1 Year 2 Year 3 Year 4 Year 5 YearRevenues 27.6% 26.8% 25.0% 31.8% 31.4%Net Income 30.5 32.6 34.0 38.1 43.1EPS (diluted) 17.5 17.9 19.8 21.3 27.1Assets 27.4 31.2 30.0 31.9 31.2Loans 19.9 25.7 26.8 26.8 27.5Deposits 31.8 31.8 29.6 30.6 29.8

The Perfect Storm
What We Expected

- Opportunities for those with dry powder
  - Lending opportunities
  - Acquisition opportunities for bruised banks and asset generators
  - Need to be first out – cannot be burdened by a troubled loan portfolio, lack of funding or capital
- "It's times like this where money returns to its rightful owners"

12

13 Our Response - The "Rope-a-Dope" Strategy No change in loan underwriting - do not chase the herd!!Slow growth Shrink larger banks (run-off of CD-only customers)Grow newer banksReduce relative cost of fundsDisciplineMixGet paid for making loans - hand out credit with an eye dropperControl expensesHunker down and ride it out

14 Rope-a-Dope Timing and TARP Capital was always key in the timing as to when to move off of our defensive strategy.Unwilling to dilute shareholdersIn the third quarter of 2008 and in anticipation of this move, we raised $50 million of convertible preferred stock through a private placement.This capital provided us with a cushion to our already well capitalized position as well as the capacity to slowly get back on offense.Immediately after closing, the TARP Capital Purchase Program was announced. We applied and received $250 million in the last weeks of 2008.TARP-Capital Purchase Program funds provided for a head start in our plans.

15 So How Did Wintrust Fare?? - 2009 Report Card So How Did Wintrust Fare?? - 2009 Report Card Positioned to start 2010 with strong earnings and clean balance sheet

So How Did Wintrust Fare?? (continued)

- Wintrust has remained profitable throughout the cycle
- In fact, 2009 was a record year for earnings!!
- First quarter 2010 earnings up 152% from prior year
- Assets have grown to $12.84 billion at 3/31/10 from $9.57 billion at the end of 2006
- Credit charge-offs and non-performing assets are a fraction of peer group and remain at very manageable levels
- We have taken advantage of the many opportunities which are always present in adverse credit cycles
  - Dislocated people
  - Dislocated assets
  - Dislocated Banks

16

17 Purchase of Life Insurance Premium Finance ("Dislocated Assets") FIFC purchased a portfolio of domestic life insurance premium finance loans and certain related assets from indirect wholly-owned subsidiaries of AIG Aggregate unpaid principal balance of approximately $1.03 billionPurchase price of $746 millionResulting discount of $287 millionPre-tax Bargain purchase price gain of $167 millionFirst purchase: July 28, 2009Smaller, second purchase: October 2, 2009

18 April 2010 Acquisitions of Lincoln Park Savings and Wheatland Bank from the FDIC ("Dislocated Banks") Acquired these two failed banks from the FDIC - they cover the majority of lossesWill be immediately accretive to earningsStrategic in the sense that they moved us into markets previously not served by Wintrust banksOur intention is to assimilate these banks and then to grow them to be dominant in the markets they occupyOur bid was very disciplined

19 Wintrust is Managing Well Through Challenging Times (1) Excludes balance of loans in securitization completed on September 11, 2009.

20 Annual "Pre-tax Pre-Credit Costs" Earnings (in 000s) (Qtrs are Annualized) Amounts exclude "Bargain Purchase" gain, provision for credit losses and OREO expenses for credit losses and OREO expenses for credit losses and OREO expenses

21 Expected Earnings Improvements Pre-Tax Subject to market and other conditions, including interest rate environments, and other factors influencing growth, pre-tax, pre-provision earnings could benefit from the following:Continued Margin ImprovementDeposit Re-pricing Liquidity Re-deploymentBalance sheet growth at historical levels

22 March 2010 Capital Raise Enhance and maintain strong capital ratios 12/31/09 3/31/10Tier 1 Risk-based capital 11.2% 13.3%Total capital ratio 12.7% 14.9%Leverage ratio 9.3% 10.8%Tangible common equity ratio 4.7% 6.3%Provide flexibility for growthOrganic growth & lending opportunities Portfolio and business acquisitionsPosition to repay TARP

Strategy for 2010 and Beyond

- This cycle isn't over yet so we need to proceed cautiously in all of our endeavors.
- Continue to expeditiously remove problem assets from the balance sheet
- Plan is to return to the growth mode experienced in the first 15 years of our existence with an overriding emphasis on achieving superior profitability
  - Organic growth
    - New hires
    - Chicago office
  - Selective, opportunistic acquisitions in all areas of our business
  - Continue to locate "dislocations" in the market and take advantage of them
- Never take our eye off the major operating tenet that has made us successful throughout the years-Service, Service, Service

23

24

Financial Results

26 Historical Growth

27 Banking Locations Banking Locations

28 Total Assets (in millions)

29 Asset Growth - Internal / Acquired (in millions)

30 Asset Growth of Banks by Year (in millions) 1Q10

31 Consolidated Net Income (before Preferred Dividends, in 000s)

32 EPS Growth Annual Quarterly

33 Revenue Growth by Quarter (excluding Bargain Purchase Gain in 3Q09, 4Q09 & 1Q10) - Net interest income - Non-interest income (in 000s)

34 Net Interest Margin (fully taxable equivalent)

35 Net Overhead Ratio & Efficiency Ratio

36 Loan Portfolio Composition As of March 31, 2010 - $9.1 Billion (excludes loans sold or held for sale) Commercial Premium Finance -Life Insurance Res. R/E Home Equity Other Other Niches CommercialReal estate Premium Finance -Commercial Commercial Commercial

37 Ending Loan-to-Deposit/Secured Borrowing Ratio* (excludes loans held for sale) *Includes $600 million of secured borrowing related to the commercial premium finance loan securitization for which the related loans are recorded on the balance sheet beginning in 2010. recorded on the balance sheet beginning in 2010. recorded on the balance sheet beginning in 2010. recorded on the balance sheet beginning in 2010.

38 Non-Performing Assets to Total Assets (NPAs include NPLs and OREO) Assetsin millions Peer Group-2003 = 0.58%Peer Group-2004 = 0.45%Peer Group-2005 = 0.42%Peer Group-2006 = 0.43%Peer Group-2007 = 0.80%Peer Group-2008 = 1.94%Peer Group-2009 = 3.00%

39 Non-Performing Asset Ratio Wintrust vs. Peer Group Peer Group Data is per the Federal Reserve's Bank HoldingCompany Performance Report Company Performance Report Company Performance Report

40 Net Charge-offs to Total Loans LoansIn millions Peer Group-2003 = 0.33%Peer Group-2004 = 0.21%Peer Group-2005 = 0.18%Peer Group-2006 = 0.15%Peer Group-2007 = 0.27%Peer Group-2008 = 1.10%Peer Group-2009 = 2.28% 0.31%

41 Net Charge-offs Ratio Wintrust vs. Peer Group Peer Group Data is per the Federal Reserve's Bank HoldingCompany Performance Report Company Performance Report Company Performance Report

42 Credit Loss Reserve Analysis Non- Non- Performing Performing Loans, net Loans (%) Community and Commercial Banking $6,436,031 $112,572 1.75% Indirect Consumer 83,136 1,280 1.54% Premium Finance Rec. 2,551,395 27,065 1.06% Total $9,070,562 $140,917 1.55% $5,229 2003 Calendar Year Net Charge-offs $5,450 3/31/10 Credit Loss Reserves: $106,050$ 34,318$140,368 2004 Calendar Year Net Charge-offs $2,722 2005 Calendar Year Net Charge-offs $4,921 2006 Calendar Year Net Charge-offs As of March 31, 2010 2007 Calendar Year Net Charge-offs $10,871 2008 Calendar Year Net Charge-offs $36,970 2009 Calendar Year Net Charge-offs $137,385 Credit Loss Reserves Credit Discount on Acq. 2010 Annualized Net Charge-offs $107,072

43 Financial Overview - Capital Components (in millions) - Common Shareholders Equity - Trust Preferred Securities - Subordinated Debt - Preferred Securities

44 Financial Overview - Common Book Value Per Share Financial Overview - Common Book Value Per Share

45 FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as "intend," "plan," "project," "expect," "anticipate," "believe," "estimate," "contemplate," "possible," "point," "will," "may," "should," "would" and "could." Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management's expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed in Item 1A on page 19 of the Company's Annual Report on Form 10-K for the year ended December 31, 2009. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company's future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management's long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company's business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:

46 FORWARD-LOOKING STATEMENTS (cont.) negative economic conditions that adversely affect the economy, housing prices, the job market and other factors that may affect the Company's liquidity and the performance of its loan portfolios, particularly in the markets in which it operates;the extent of defaults and losses on the Company's loan portfolio, which may require further increases in its allowance for credit losses;estimates of fair value of certain of the Company's assets and liabilities, which could change in value significantly from period to period;changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company's liquidity and the value of its assets and liabilities;a decrease in the Company's regulatory capital ratios, including as a result of further declines in the value of its loan portfolios, or otherwise;effects resulting from the Company's participation in the Capital Purchase Program, including restrictions on dividends and executive compensation practices, as well as any future restrictions that may become applicable to the Company;legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies;increases in the Company's FDIC insurance premiums, or the collection of special assessments by the FDIC;competitive pressures in the financial services business which may affect the pricing of the Company's loan and deposit products as well as its services (including wealth management services);delinquencies or fraud with respect to the Company's premium finance business;the Company's ability to comply with covenants under its securitization facility and credit facility;credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company's premium finance loans;any negative perception of the Company's reputation or financial strength;the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank;

47 FORWARD-LOOKING STATEMENTS (cont.) the ability of the Company to attract and retain senior management experienced in the banking and financial services industries;failure to identify and complete favorable acquisitions in the future, or unexpected difficulties or developments related to the integration of recent acquisitions, including with respect to any FDIC-assisted acquisitions;unexpected difficulties or unanticipated developments related to the Company's strategy of de novo bank formations and openings, which typically require over 13 months of operations before becoming profitable due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets;changes in accounting standards, rules and interpretations and the impact on the Company's financial statements;significant litigation involving the Company; andthe ability of the Company to receive dividends from its subsidiaries.Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward- looking statements or reflect events or circumstances after the date hereof. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the U.S. Securities and Exchange Commission and in its press releases.

48 Questions